SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 19, 2004

Western Sierra Bancorp

(Exact Name of Registrant as Specified in its Charter)

California	000-25979	68-0390121
(State or Other Jurisdiction of Incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4080 Plaza Goldorado Circle, Cameron Park, California	95682
(Address of Principal Executive Offices)	(Zip Code)

(530) 677-5600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Western Sierra Bancorp announced that it has entered into a definitive Agreement and Plan of Reorganization and Merger with Gold Country Financial Services pursuant to which Gold Country Financial Services will merge into Western Sierra Bancorp and Gold Country Financial Services will become a DBA of Western Sierra Bank, a subsidiary of Western Sierra Bancorp. The press release issued on November 19, 2004 regarding the transaction discussed above appears as an exhibit to this report.

(a)          Exhibits

99.1      Press Release Dated November 19, 2004

99.2      Slide presentation summarizing the Definitive Agreement

(b)          Consideration Regarding Business Combinations

This information is disclosed in the slide presentation filed as exhibit 99.2 to this report

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Western Sierra Bancorp has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WESTERN SIERRA BANCORP

Date: November 19, 2004	By:	/s/ Anthony J. Gould
Anthony J. Gould
Chief Accounting and Financial Officer